UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2008

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On May 1, 2008, CenterPoint Energy, Inc. (“CenterPoint Energy”) entered into an Underwriting Agreement, dated as of May 1, 2008 (the “Underwriting Agreement”), among CenterPoint Energy and the several Underwriters named in Schedule I to the Underwriting Agreement, relating to the underwritten public offering of $300,000,000 aggregate principal amount of CenterPoint Energy’s 6.50% Senior Notes due 2018 (the “Notes”). The offering is being made pursuant to CenterPoint Energy’s registration statement on Form S-3 (Registration No. 333-116246).
     The Notes are being issued pursuant to the Indenture, dated as of May 19, 2003, between CenterPoint Energy and The Bank of New York Trust Company, National Association (successor to JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank)), as trustee (the “Trustee”), as amended by Supplemental Indenture No. 8, dated as of May 6, 2008, between CenterPoint Energy and the Trustee. The terms of the Notes are further described in the prospectus supplement of CenterPoint Energy dated May 1, 2008, together with the related prospectus dated December 16, 2004, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933 on May 2, 2008, which description is incorporated herein by reference.
     A copy of the Underwriting Agreement, the Indenture and the form of Supplemental Indenture No. 8 (including the form of Note) have been filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this report and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
     The exhibits listed below are filed herewith.
(d)	Exhibits.
1.1	Underwriting Agreement dated as of May 1, 2008, among CenterPoint Energy, Inc. and the several Underwriters named in Schedule I thereto.

4.1	Indenture dated as of May 19, 2003, between CenterPoint Energy, Inc. and The Bank of New York Trust Company, National Association (successor to JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank)), as trustee (the “Indenture”) (incorporated by reference to Exhibit 4.1 to CenterPoint Energy’s Current Report on Form 8-K dated May 19, 2003).

4.2	Form of Supplemental Indenture No. 8 dated as of May 6, 2008, to the Indenture between CenterPoint Energy, Inc. and The Bank of New York Trust Company, National Association, as trustee.

4.3	Form of Note (included in Exhibit 4.2 hereto).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: May 6, 2008	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

1.1	Underwriting Agreement dated as of May 1, 2008, among CenterPoint Energy, Inc. and the several Underwriters named in Schedule I thereto.

4.1	Indenture dated as of May 19, 2003, between CenterPoint Energy, Inc. and The Bank of New York Trust Company, National Association (successor to JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank)), as trustee (the “Indenture”) (incorporated by reference to Exhibit 4.1 to CenterPoint Energy’s Current Report on Form 8-K dated May 19, 2003).

4.2	Form of Supplemental Indenture No. 8 dated as of May 6, 2008, to the Indenture between CenterPoint Energy, Inc. and The Bank of New York Trust Company, National Association, as trustee.

4.3	Form of Note (included in Exhibit 4.2 hereto).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).